UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report: November 16, 2006
(Date of earliest event reported)

ALR Technologies, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-30414	88-0225807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

114M REYNOLDA VILLAGE, WINSTON-SALEM, NC		27106
(Address of principal executive offices)		(Zip Code)

(336)722-2254
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Corporate Profile

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2006	ALR TECHNOLOGIES, INC.

	By:	/s/ Sidney Chan
Sidney Chan
Chief Executive Officer and a member of the Board of Directors

Exhibit Index

Exhibit No.	Description
99.1	Corporate Profile date November 2006